UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

Thunder Power Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

221 W 9th St #848

Wilmington, Delaware 19801

(Address of principal executive offices, including zip code)

(909) 214-2482

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AIEV	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2024 (the “Closing 8-K”), Thunder Power Holdings, Inc. (f/k/a Feutune Light Acquisition Corporation) (the “Company”) consummated its business combination (the “Business Combination”) with Thunder Power Holdings Limited (“TPHL”) on June 21, 2024, pursuant to that certain Agreement and Plan of Merger, dated as of October 26, 2023, by and among Feutune Light Acquisition Corporation (“FLFV”), Feutune Light Merger Sub Inc., and TPHL (the “Business Combination Agreement”). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2024 by FLFV.

Item 2.01. Completion of Acquisition of Disposition of Assets.

As previously reported in the Current Report on Form 8-K filed with the SEC on June 20, 2024, on June 17, 2024, FLFV held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the FLFV stockholders considered and adopted, among other matters, the Business Combination Agreement. As previously reported in the Closing 8-K, on June 21, 2024, the parties to the Business Combination Agreement consummated the Business Combination (such consummation, the “Closing”).

In connection with the Special Meeting, the holders of 1,355,132 shares of FLFV’s Class A common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem (the “Redemptions”) those shares for cash at a price of $11.13 per share, for an aggregate of approximately $15.0 million. As of the date of this Report, the payment for the Redemptions and the cancellation of the redeemed Public Shares were in process with Continental Stock Transfer & Trust Company, the transfer agent and trustee of the Company.

Immediately after giving effect to the Business Combination (including as a result of the Redemptions described above and the automatic separation of FLFV’s units and conversions of FLFV’s common stock and warrants into the common stock and warrants of the combined company), there were (i) 45,880,057 shares of combined company common stock, $0.0001 par value per share (“Thunder Power Common Stock”), issued and outstanding (without taking into account the Earnout Shares), (ii) 10,535,398 warrants to purchase 10,535,398 shares of Thunder Power Common Stock outstanding and (iii) 20,000,000 shares of Thunder Power Common Stock (the “Earnout Shares”) placed in an escrow account managed by Continental Stock Transfer & Trust Company, as escrow agent, for the former equity holders of TPHL as contingent consideration upon satisfaction of the earnout conditions set forth in the Business Combination Agreement. Following the Closing, the Thunder Power Common Stock began trading on the Nasdaq Global Market (the “Nasdaq”) under the symbol “AIEV” on June 24, 2024. As of the date of Closing, our officers and directors and their affiliated entities, excluding Feutune Light Sponsor LLC, the sponsor of FLFV’s initial public offering (“the Sponsor”), held 35,111,827 shares of common stock of the Company, or 76.5% of our outstanding shares of common stock.

As noted above, the per share redemption price of $11.13 for holders of Public Shares electing redemption was paid out of FLFV’s trust account, which after taking into account the redemptions, had a balance immediately prior to the Closing of approximately $28.9 million. In addition, as of immediately prior to the Closing, there was no remaining balance from FLFV’s working capital.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as FLFV was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s disclosure concerning the Company’s operations, cash flows, financial position and dividend policy. The risks and uncertainties include, but are not limited to:

●	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

●	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	the Company’s product development timeline and expected start of production;

●	the implementation, market acceptance and success of the Company’ business model;

●	the Company’s ability to scale in a cost-effective manner;

●	developments and projections relating to the Company’s competitors and industry;

●	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

●	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

●	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

●	the Company’s future capital requirements and sources and uses of cash;

●	the Company’s ability to obtain funding for its operations;

●	the Company’s business, expansion plans and opportunities; and

●	the outcome of any known and unknown litigation and regulatory proceedings.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this Current Report on Form 8-K. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks that the Company describes in the reports it will file from time to time with the SEC after the date of this Current Report on Form 8-K.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based on information available to the Company as of the date of this Current Report on Form 8-K. And while the Company believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward looking statements contained in this Current Report on Form 8-K and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Business

The business of the Company is described in the Final Proxy Statement/Prospectus in the sections titled “Information About Thunder Power” and “Business of Thunder Power” and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company and related discussion and analysis by the management of the Company is contained in the Final Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” and “Thunder Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of the common stock of the Company upon the Closing of the Business Combination by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Thunder Power Common Stock;

●	each of the Company’s officers and directors; and

●	all officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent(2)
Directors and Executive Officers
Christopher Nicoll	—	—
Coleman Bradley	—	—
Mingchu Chen	30,000	*
Thomas Hollihan	30,000	*
Kevin Vassily	50,000	*
Yuanmei Ma	117,030	*
All directors and officers as a group (6 individuals)	227,030	*
Five Percent Holders
Gen A Holdings LLC(3)	4,251,894	9.3%
Gen M Holdings LLC(4)	4,251,894	9.3%
Gen J Holdings LLC(5)	8,503,789	18.5%
Electric Power Technology Ltd(6)	11,157,206	24.3%
Old Gen Holdings LLC(7)	4,251,894	9.3%
Lu Cai-Ni	2,468,120	5.4%
Feutune Light Sponsor LLC(8)	2,755,472	6.0%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is 221 W 9th St #848, Wilmington, DE 19801.

(2)	Based on 45,880,057 shares of the Company outstanding as of June 21, 2024.
(3)	Shares directly held by Gen A Holdings LLC, a Delaware trust, for the AS Family Trust, wholly owned by Annette Sham, a daughter of Wellen Sham, former CEO of TPHL. These shares may be attributed to Wellen Sham and his wife, Ling Houng Sham.
(4)	Shares directly held by Gen M Holdings LLC, a Delaware trust, for the MS Family Trust, wholly owned by Marina Mae Sham, a daughter of Wellen Sham, former CEO of TPHL. These shares may be attributed to Wellen Sham and his wife, Ling Houng Sham.
(5)	Shares directly held by Gen J Holdings LLC, a Delaware trust, for the JS Family Trust, wholly owned by Julian Coleman Sham, a son of Wellen Sham, former CEO of TPHL. These shares may be attributed to Wellen Sham and his wife, Ling Houng Sham.
(6)	Shares directly held by Electric Power Technology Ltd, a Taiwanese public company listed in Taiwan (Taiwan List Co. 4529). Wellen Sham is the Chairperson of Electric Power Technology Ltd.
(7)	Shares directly held by Old Gen Holdings LLC, a Delaware trust, for the WS Family Trust, wholly owned by Wellen Sham, former CEO of TPHL. These shares may be attributed to Wellen Sham and his wife, Ling Houng Sham.
(8)	Shares directly held by Feutune Light Sponsor LLC, the sponsor of FLFV’s initial public offering. Sau Fong Yeung is the sole manager of the Sponsor, and as such she may be deemed to have sole voting and investment discretion with respect to the shares of Thunder Power Common Stock held by the Sponsor.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Final Proxy Statement/Prospectus in the section titled “Management of the Combined Company” and is incorporated herein by reference.

Executive Compensation

The disclosure contained in the Final Proxy Statement/Prospectus in the section entitled "Executive Compensation of Thunder Power" beginning on page 215 is incorporated herein by reference.

The Company is an emerging growth company, as defined in the JOBS Act, and intends to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including reduced disclosure obligations regarding executive compensation.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of the Company are described in the Final Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and are incorporated herein by reference. Director independence is described in the Final Proxy Statement/Prospectus in the section titled “Management of the Combined Company” and that information is incorporated herein by reference.

Legal Proceedings

The Company’s legal proceedings are described in the Final Proxy Statement/Prospectus in the sections titled “Business of Thunder Power—Legal Proceedings” and “Information About FLFV—Legal Proceedings” and are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s common stock began trading on the Nasdaq under the symbol “AIEV” on June 24, 2024. Upon the Closing of the Business Combination, the Company filed a Form 25 to delist the warrants from Nasdaq. The Company has not paid any cash dividends on shares of its common stock and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s board does not anticipate declaring any dividends in the foreseeable future.

Information regarding FLFV’s common stock and warrants and related stockholder matters are described in the Final Proxy Statement/Prospectus in the section titled “Trading Symbol, Market Price and Dividend Policy” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of the Current Report on Form 8-K file by the Company on June 13, 2024, concerning the issuance and sale by the Company of certain unregistered securities is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Final Proxy Statement/Prospectus in the section titled “Description of PubCo’s Securities after the Business Combination” and is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K concerning indemnification agreements entered into with each of the Company’s directors and executive officers.

Financial Statements and Supplementary Data

The information set forth below in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

Certificate of Amendment to the Amended and Restated Certificate of Incorporation

Immediately prior to the Closing of the Business Combination, A Second Amended and Restated Certificate of Incorporation of FLFV (the “New Charter”), was filed:

(a)	to change the corporate name of the Combined Company to “Thunder Power Holdings, Inc.” on and from the time of the Business Combination;

(b)	to increase the authorized shares of common stock of the Combined Company to 1,000,000,000 shares of common stock, par value of $0.0001 per share;

(c)	to increase the authorized shares of preferred stock to 100,000,000 shares of preferred stock, par value of $0.0001 per share;

(d)	to provide that certain named individuals be elected to serve as Class I, Class II, and Class III directors to serve staggered terms on the board of directors of the Combined Company until their respective successors are duly elected and qualified, or until their earlier resignation, death, or removal, and to provide that the removal of any director be only for cause and only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the Combined Company’s then-outstanding shares of capital stock entitled to vote at an election of directors;

(e)	to provide that certain amendments to provisions of the New Charter will require the approval of the holders of at least two-thirds (66 and 2/3%) of the Combined Company’s then-outstanding shares of capital stock entitled to vote on such amendments, and of the holders of shares of each class entitled to vote thereon as a class; and

(f)	to make the Combined Company’s corporate existence perpetual instead of requiring FLFV to be dissolved and liquidated if it cannot complete its initial business combination with the period provided in the certificate of incorporation, and to omit from the New Charter the various provisions applicable only to special purpose acquisition companies including changing its designation from being a blank check company

As previously reported in the Current Report on Form 8-K filed with the SEC on June 20, 2024, the stockholders of FLFV approved the New Charter at the Special Meeting. This summary is qualified in its entirety by reference to the text of the New Charter, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

In connection with the Closing of the Business Combination, FLFV’s bylaws were amended and restated to adopt certain corporate governance changes consistent with the New Charter.

This summary is qualified in its entirety by reference to the text of the amended and restated bylaws of the Company, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal 1: The Business Combination — The Board’s Reasons for the Approval of the Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 45,880,057 shares of common stock of the Company outstanding (without taking into account the Earnout Shares). As of such time, our officers and directors and their affiliated entities, excluding the Sponsor, held 35,111,827 shares of common stock, or 76.5% of our outstanding shares of common stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors of the Company upon the Closing of the Business Combination, and each of the directors having been elected by the FLFV stockholders to the board also upon the Closing of the Business Combination. For biographical information concerning the executive officers and directors, see the disclosure in the Final Proxy Statement/Prospectus in the sections titled “Management of the Combined Company” which is incorporated herein by reference.

Name	Age	Position
Christopher Nicoll	55	Chief Executive Officer
Coleman Bradley	63	Chairman
Mingchih Chen	57	Director
Thomas Hollihan	71	Director
Kevin Vassily	57	Director
Yuanmei Ma	53	Chief Financial Officer and Director

Effective upon the Closing of the Business Combination, Dr. Lei Xu, then Chairwoman and President of FLFV, Mr. Xuedong (Tony) Tian, then CEO and Director of FLFV, Mr. Chris Wenbing Wang, then Director of FLFV, Mr. David Ping Li, then Director of FLFV, and De Mi, then Secretary of FLFV, resigned from their respective positions. In their place, the new Board of Directors, consisted of Mr. Coleman Bradley, Mr. Mingchih Chen, Mr. Thomas Hollihan, Mr. Kevin Vassily and Ms. Yuanmei Ma, took office. Mr. Christopher Nicoll took office as the Chief Executive Officer of the Company, while Ms. Ma remained as Chief Financial Officer of the Company.

Indemnification Agreements for Company Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). The Indemnification Agreements provide the directors and executive officers with contractual rights to indemnification and expense advancement. The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K.

2024 Omnibus Equity Incentive Plan

As previously reported in the Current Report on Form 8-K filed with the SEC on June 20, 2024, at the Special Meeting, the holders of Public Shares of FLFV approved and adopted the Thunder Power Holdings, Inc. 2024 Omnibus Equity Incentive Plan. (the “Incentive Plan”) and reserved 4,588,005 shares of common stock for issuance. The Incentive Plan, as approved by the stockholders of FLFV, reserved an amount of Thunder Power Common Stock equal to 10% of the number of shares of Thunder Power Common Stock outstanding as of the Closing of the Business Combination. The Incentive Plan was approved by the board of directors of FLFV on June 21, 2024. The Incentive Plan became effective immediately upon the Closing of the Business Combination. The number of shares of Thunder Power Common Stock reserved for issuance under the Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2025 and continuing through January 1, 2035, by 5% of the total number of shares of Thunder Power Common Stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by the board of directors of the Company.

A more complete summary of the terms of the Incentive Plan is set forth in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Equity Incentive Plan Proposal”. That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 to this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Final Proxy Statement/Prospectus in the section titled “Proposal No. 1— The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K.

Item 8.01. Other Events

As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Thunder Power is a successor issuer to FLFV. Thunder Power hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of TPHL for the years ended December 31, 2023 and 2022 and the related notes thereto are included in the Final Proxy Statement/Prospectus, beginning on page F-27 thereof, and are incorporated herein by reference.

The unaudited financial statements of TPHL for the three months ended March 31, 2024 and 2023 and the related notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit	Description

2.1†	Agreement and Plan of Merger, dated as of October 26, 2023, by and among Feutune Light Acquisition Corporation, Feutune Light Merger Sub, Inc., and Thunder Power Holdings Limited, (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on October 27, 2023).

3.1	Second Amended and Restated Certificate of Incorporation of Thunder Power Holdings, Inc.

3.2	Amended and Restated Bylaws of Thunder Power Holdings, Inc. (incorporated by reference to Annex E to the Company’s Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b)(3) (File No. 333-275933) on May 17, 2024)

10.2#	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed with the SEC on June 27, 2024).

10.3#	2024 Omnibus Equity Incentive Plan (incorporated by reference to Annex D to the Company’s Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b)(3) (File No. 333-275933) on May 17, 2024).

99.1	Unaudited financial statements of Thunder Power Holdings Limited for the three months ended March 31, 2024 and 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Indicates a management contract or compensatory plan, contract or arrangement.
†	Certain of the schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Power Holdings, Inc.
Dated: June 27, 2024

	By:	/s/ Yuanmei Ma
Chief Financial Officer